UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                         April 23, 2004 (April 23, 2004)
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                Date of Report (Date of earliest event reported)



                                VALUE LINE, INC.
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             (Exact name of registrant as specified in its charter)



           New York                 0-11306                      13-3139843
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(State or other jurisdiction      (Commission                  (IRS Employer
   of incorporation)               File Number)              Identification No.)



220 East 42nd Street, New York, New York                         10017-5891
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code   (212) 907-1500
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                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.  Other Events and Regulation FD Disclosure.
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         Registrant's press release dated April 23, 2004, reporting the declaration of a special dividend on the Registrant's common stock, is filed herewith as Exhibit 99 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c) Exhibits.
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             99. Press release of Registrant dated April 23, 2004.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            VALUE LINE INC.
                                            ---------------------------
                                            (Registrant)


                                            By  /s/ Jean Bernhard Buttner
                                              --------------------------------
                                              Jean Bernhard Buttner
                                              Chairman & Chief Executive
                                              Officer
Date:  April 23, 2004